UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2024
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
_____________________________

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9700 West Higgins Road
Rosemont, Illinois 60018
(Address of principal executive offices)
Registrant’s telephone number, including area code (847) 939-9000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	WTFC	The NASDAQ Global Select Market
Series D Preferred Stock, no par value	WTFCM	The NASDAQ Global Select Market
Series E Preferred Stock, no par value	WTFCP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders
Wintrust Financial Corporation (the "Company") held its 2024 Annual Meeting of Shareholders (the "Annual Meeting") on May 23, 2024. At the Annual Meeting, the Company’s shareholders (i) elected all fourteen of the Company’s director nominees, (ii) approved on an advisory (non-binding) basis the Company’s 2023 executive compensation as described in the Company’s proxy statement, and (iii) ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year 2024. The results of the vote at the Annual Meeting were as follows:
Proposal No. 1 — Election of Directors

	Votes For		Votes Against	Abstentions	Broker Non-Votes
Elizabeth H. Connelly	53,211,882		850,068	29,214	2,413,651
Timothy S. Crane	53,762,372		301,717	27,075	2,413,651
Peter D. Crist	51,603,964		2,427,382	59,818	2,413,651
William J. Doyle	53,432,350		629,241	29,573	2,413,651
Marla F. Glabe	53,960,683		100,442	30,039	2,413,651
H. Patrick Hackett, Jr.	53,061,446		961,338	68,380	2,413,651
Scott K. Heitmann	53,299,708		728,268	63,188	2,413,651
Brian A. Kenney	53,473,506		587,047	30,611	2,413,651
Deborah L. Hall Lefevre	53,561,826	q	500,453	28,885	2,413,651
Suzet M. McKinney	52,716,297		1,334,668	40,199	2,413,651
Gregory A. Smith	54,019,195		37,280	34,689	2,413,651
Karin Gustafson Teglia	53,254,263		807,892	29,009	2,413,651
Alex E. Washington, III	53,321,498		739,174	30,492	2,413,651
Edward J. Wehmer	53,585,109		473,298	32,757	2,413,651
Proposal No. 2 — Advisory Vote on 2023 Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,032,605	1,008,965	49,594	2,413,651
Proposal No. 3 — Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,526,069	1,944,023	34,723	—
Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/Kathleen M. Boege
Kathleen M. Boege Executive Vice President, General Counsel and Corporate Secretary
Date: May 28, 2024
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